LETTER OF TRANSMITTAL

                       To Accompany Shares Of Common Stock
                                       of
                         CALIFORNIA INDEPENDENT BANCORP

                   Tendered Pursuant To The Offer To Purchase
                             Dated November 27, 2002

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
                AT 5:00 P.M., EASTERN TIME, ON DECEMBER 30, 2002
                          UNLESS THE OFFER IS EXTENDED.

                               The Exchange Agent:
                         U.S. STOCK TRANSFER CORPORATION

By Hand or Overnight Courier:      For Information:                  By Mail:
----------------------------       ---------------                   -------
U.S. Stock Transfer Corporation      818-502-1404        U.S. Stock Transfer Corporation
1745 Gardena Avenue, Suite 200                           1745 Gardena Avenue, Suite 200
Glendale, CA 91204-2991                                  Glendale, CA 91204-2991
Attn: Shareholder Relations



----------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
       Names(s) and Addresses(es) of Registered Owner(s)
       (Please fill in exactly as name(s) appears(s) on                 Certificate(s) and Share(s) Surrendered
                        Certificate(s))                              (Attach additional signed list if necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                                   Number of Shares
                                                                   Certificate     Represented By       Number of
                                                                   Number(s)       Certificate(s)    Shares Tendered*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                  Total Shares
----------------------------------------------------------------------------------------------------------------------


* If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 6.

[ ] Check this box if your certificate(s) has (have) been lost, stolen, misplaced or mutilated and return this signed form to U.S. Stock Transfer Corporation. An Affidavit of Lost Certificate will be sent to you for completion. See Instruction 12 for more information.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES FOR SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED WITH IT. ABSENT CIRCUMSTANCES CAUSING THE RIGHTS (AS DEFINED BELOW) TO BECOME EXERCISABLE OR SEPARATELY TRADEABLE PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE), A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES HEREIN TO SHARES INCLUDE THE ASSOCIATED RIGHTS. SHAREHOLDERS WHOSE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE, OR WHO CANNOT DELIVER THEIR CERTIFICATES FOR SHARES AND ALL OTHER DOCUMENTS THIS LETTER OF TRANSMITTAL REQUIRES TO THE COMPANY AT OR BEFORE THE EXPIRATION DATE, MUST TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN
SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2.

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE COMPANY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):     ____________________________

                                    ____________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________

Name of Institution Which Guaranteed Delivery: ________________________

                       NOTE: SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


TO:  CALIFORNIA INDEPENDENT BANCORP
     c/o U.S. STOCK TRANSFER CORPORATION

     The undersigned hereby tenders to California Independent Bancorp, a California corporation (the "Company"), the above-described shares of the Company's common stock, no par value (including the associated common stock purchase rights) (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 27, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective on acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Company as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to (upon receipt of the Purchase Price as defined below and all accompanying evidences of transfer and authenticity):

     (a) present certificates for such Shares for cancellation and transfer on the Company's books; and

     (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     (a) the undersigned understands that tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

     (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

     (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered owners should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be indicated on the appropriate lines.

     The undersigned understands that the Company will determine a single per Share price (not less than $22.00 nor more than $25.00 per Share) (the "Purchase Price") for Shares validly tendered pursuant to the Offer taking into account the number of Shares so tendered and the price specified by tendering shareholders. The undersigned understands that the Company will select the Purchase Price that will allow it to purchase a maximum of 200,000 Shares (or such lesser number of Shares as are validly tendered and not properly withdrawn at or prior to the Expiration Date at prices not less than $22.00 nor more than $25.00 per Share pursuant to the Offer, unless the Company chooses to purchase more. The undersigned understands that all Shares validly tendered will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payments Instructions," to transfer any certificate for Shares from the name of their registered owner if the Company purchases none of the Shares represented by such certificate.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered."

     In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificate(s) to, the person(s) so indicated. The undersigned recognizes that the Company does not have an obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                               (See Instruction 4)
                               CHECK ONLY ONE BOX

IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED HEREIN), THERE IS NOT A VALID TENDER OF SHARES.

   [ ]   SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

I want to maximize the chance of having the Company purchase all of the Shares I am tendering (subject to the possibility of proration). Accordingly, by checking this ONE BOX INSTEAD OF ONE OF THE PRICE SELECTION BOXES BELOW, I hereby tender my Shares at the Purchase Price resulting from the Dutch Auction tender process. I acknowledge that this action will result in me receiving a price per Share that could be as low as $22.00 or as high as $25.00.

                                       OR

                  SHARES TENDERED AT PRICE SELECTED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, I hereby tender Shares at the price checked. I acknowledge that this action could result in none of the Shares being purchased if the Purchase Price for Shares is less than the price checked. (Shareholders who wish to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)

                  [ ] $22.00                  [ ] $24.00
                  [ ] $22.50                  [ ] $24.50
                  [ ] $23.00                  [ ] $25.00
                  [ ] $23.50

                               CONDITIONAL TENDER
                               (See Instruction 5)

     A tendering shareholder may condition his or her tender of Shares upon the Company purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of Shares indicated below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

     [ ] Check here and complete the following if your tender is conditional on the Company purchasing all or a minimum number of your tendered Shares.

Minimum number of Shares that must be purchased if any are purchased is: _____ Shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares. The tendered Shares represent all Shares held by the undersigned.

                       NOTE: SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                             -----------------------

                                    ODD LOTS
                               (See Instruction 8)


     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the Expiration Date (as defined in the Company's Offer to Purchase), an aggregate of fewer than 100 Shares.

     The undersigned either (check one box):

     [ ] was the beneficial owner of an aggregate of fewer than 100 Shares, all of which are being tendered, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee which

     (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

     (b) believes, based on representations made to it by such beneficial owners of an aggregate of fewer than 100 Shares and is tendering all such Shares.

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED.


--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                      (See Instructions 1, 5, 6, 7 and 13)

     To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue:   Check or Certificate(s) to:

Name:             ___________________________________________________
                                    (Please Print)

Address:          ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________

Tax Identification or Social Security Number:  _________________________
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                      (See Instructions 1, 5, 6, 9 and 13)

     To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown above.

Mail:    Check or Certificates(s) to:

Name:             ___________________________________________________
                                            (Please Print)

Address: ___________________________________________________

         ___________________________________________________

         ___________________________________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          REGISTERED OWNER(S) SIGN HERE
                           (See Instructions 1 and 6)

             (Please Complete Substitute Form W-9 Contained Herein)

     Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.


--------------------------------------------------------------------------------
                                   (Signature)


--------------------------------------------------------------------------------
                                   (Signature)

Name and Capacity of Each Shareholder Signing Above
(PLEASE PRINT)


--------------------------------------------------------------------------------
                             (Print name and title)


--------------------------------------------------------------------------------
                             (Print name and title)

Area Code and Telephone Number:-------------------------------------------------

Tax Identification or Social Security Number(s):--------------------------------


                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 7)

Authorized Signature:-----------------------------------------------------------


(PLEASE PRINT)

Name:---------------------------------------------------------------------------


Title:--------------------------------------------------------------------------


Name of Firm:-------------------------------------------------------------------


Address:------------------------------------------------------------------------


Area Code and Telephone Number:-------------------------------------------------


Dated:  ___________________, 2002
--------------------------------------------------------------------------------

               INSTRUCTIONS FORMING PART OF THE TERMS OF THE OFFER


     1.   Guarantee of Signatures. No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered owner of the Shares exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National
     Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each such entity an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instructions 6(d) and 11.

     2.   Delivery  of  Letter  of  Transmittal  and  Certificates:   Guaranteed
Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Company (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Company). Certificates for all physically tendered Shares, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Company at the appropriate address set forth herein and must be delivered to the Company on or before the Expiration Date (as defined in the Offer to Purchase).

     Shareholders whose certificates are not immediately available, or who cannot deliver Shares and all other required documents to the Company on or before the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Company within five business days after receipt by the Company of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Company and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Company must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER.

     IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Indication of Price At Which Shares are Being Tendered. In order for Shares to be properly tendered, the shareholder MUST check either:

          (i) the box tendering the Shares at the price resulting from the Dutch Auction tender process; or

          (ii) the box indicating the price per Share at which he or she is tendering Shares;

in either case under the caption "Price (In Dollars) At Which Shares Are Being Tendered" on this Letter of Transmittal.

     ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NOT A VALID TENDER OF SHARES.

     Shareholders wishing to tender portions of their Shares at different prices must complete a separate Letter of Transmittal (and, if applicable, a separate Notice of Guaranteed Delivery) for each price at which they wish to tender each portion of their Shares. The same Shares cannot be tendered at more than one price unless previously withdrawn as provided in Section 4 of the Offer to Purchase. In addition, for Odd Lot Holders (as defined in Section 1 of the Offer to Purchase) to receive the preference described in Section 1 of the Offer to Purchase the box captioned "Odd Lots" must be completed.

     5. Partial Tenders and Unpurchased Shares. If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holders, unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Company are deemed to have been tendered unless otherwise indicated.

     6.   Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

          (b) If the Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificates listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and the signatures on such certificate or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 1(b) above). See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) Payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered owner(s); or

          (c) Tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Company will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any shareholder who beneficially owns fewer than 100 Shares and who tenders all of his or her Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the person signing the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     10. Irregularities. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall the Company or any other person incur any liability for failure to give any such notice.

     11. Questions and Requests for Assistance and Additional Copies. Questions and request for assistance may be directed to, or additional copies of Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, Georgeson Shareholder or from your broker, dealer, commercial bank or trust company.

     12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) has/have been mutilated, lost, stolen or destroyed, you should check the box at the bottom of page 1 of this Letter of Transmittal. U.S. Stock Transfer Corporation will send you additional documentation to complete in order to surrender effectively such lost, stolen or destroyed Certificate(s) and further instructions as to obtaining any surety bond that may be required to be posted.

     13. Substitute Form W-9. Each tendering shareholder (see "Important Tax Information" below) is required to provide the Company with a correct taxpayer identification number ("TIN") on Substitute Form W-9 (the "Form W-9") which is provided under "Important Tax Information" below, and, if applicable, to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering shareholder to 30% federal income tax withholding on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer. The box in
Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN within sixty (60) days, the Company will withhold 30% on all such payments thereafter until a TIN is provided to the Company.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE COMPANY ON OR BEFORE THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Company with such shareholder's correct TIN on Form W-9 below. If the Company is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50.00 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are considered "exempt recipients" and are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Company is required to withhold 30% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                               PURPOSE OF FORM W-9

     To prevent backup withholding on payment made to a shareholder or other payee with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Company of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such shareholder is awaiting a TIN) and that:

     (a) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or

     (b) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

     The Shareholder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------------------------
                  PAYER'S NAME: CALIFORNIA INDEPENDENT BANCORP
----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                       Part 1 - PLEASE PROVIDE YOUR             Social Security Number
                                 TIN IN THE BOX AT RIGHT AND                    or Employer
Form W-9                         CERTIFY BY SIGNING AND                    Identification Number
Department of the                DATING BELOW
Treasury                                                                  ______________________
Internal Revenue
Service                          -------------------------------------------------------------------------------------
                                 Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                 PLEASE WRITE "EXEMPT HERE (SEE INSTRUCTIONS)
Payer's Request for Taxpayer
Identification Number ("TIN")     _________________________________________________________________________________
and Certification                -------------------------------------------------------------------------------------
                                 Part 3 - Certification - Under penalties of perjury, I certify that:

                                 (1)    The number shown on this form is my correct Taxpayer Identification
                                        Number (or I am waiting for a number to be issued to me) and

                                 (2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                        Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------
Sign Here ->                     Signature________________________________________________________________________

                                 Date_________________________________________
----------------------------------------------------------------------------------------------------------------------

You must cross our Item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.
However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF
              YOU WROTE "APPLIED FOR" IN PART 1 OF THIS SUBSTITUTE
                                    FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.


        --------------------------------                ---------------------
                  Signature                                     Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         GUIDELINES FOR CERTIFICATION OF
              TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

              SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.


     Purpose of Form. -- A person or company that is required to file an information return with the IRS must obtain your correct taxpayer identification number ("TIN") to report (1) income paid to you, (2) real state transactions,
(3) mortgage interest you paid, (4) the acquisition or abandonment of secured property, or (5) contributions you made to an IRA.

     You use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

     Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

     How To Obtain a TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

     To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check the box under Part 3 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

     Note: Writing "Applied for" (or checking the box under Part 3 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

     What Is Backup Withholding? -- Persons or companies making certain payments to you after 1992 are required to withhold and pay to the IRS 30% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester, or

     2. The IRS notifies the requester that you furnished an incorrect TIN, or

     3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

     Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting.

     See Payees and Payments Exempt From Backup Withholding, below, and Example Payees and Payments under Specific Instructions, below, if you are an exempt payee.

     Payees and Payments Exempt From Backup Withholding. -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

     (1) A corporation.
     (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under Section 403(b)(7).
     (3) The United States or any of its agencies or instrumentalities.
     (4) A state, the District of Columbia, a possession of the Unites States, or any of their political subdivisions or instrumentalities.
     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.
     (6) An international organization or any of its agencies or instrumentalities.
     (7) A foreign central bank of issue.
     (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
     (10) A real estate investment trust.
     (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
     (12) A common trust fund operated by a bank under Section 584(a).
     (13) A financial institution.
     (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
     (15) A trust  exempt  from tax under  Section 664 or  described  in Section
4947.

     Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

     Payments to nonresident aliens subject to withholding under Section 1441.

     Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

     Payments of patronage dividends not paid in money.

     Payments made by certain foreign organizations.

     Payments of interest generally not subject to backup withholding include the following:

     Payments of interest on obligations issued by individuals.

     Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

     Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

     Payments described in Section 6049(b)(5) to nonresident aliens.

     Payments on tax-free covenant bonds under Section 1451.

     Payments made by certain foreign organizations.

     Mortgage interest paid by you.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

                                    PENALTIES

     Failure To Furnish TIN. -- If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     Misuse of TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

                              SPECIFIC INSTRUCTIONS

     Name. -- If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.

     If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

                            SIGNING THE CERTIFICATION

     1. Interest, Dividend, Broker and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

     2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real Estate Transactions. You must sign the certification. You may cross out Item 2 of the certification.

     4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, IRA Contributions. You are required to furnish you correct TIN, but you are not required to sign the certification.

     6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

     7. TIN "Applied for." Follow the instructions under How To Obtain a TIN on page 1, and sign and date this form.

     Signature.  -- For a joint  account,  only the person whose TIN is shown in
Part I should sign.

     Privacy Act Notice. --Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

For this type of account
Give name and SSN of:

1.       Individual

         The individual

2.       Two or more individuals (joint account)

         The actual owner of the account or, if combined funds, the first individual on the account (1).

3.       Custodian account of a minor (Uniform Gift to Minors Act)

         The minor(2)

4.       The usual revocable savings trust (grantor is also trustee)

         The grantor-trustee (1)

         b. So-called trust account that is not a legal or valid trust under state law.

         The actual owner (1)

5.       Sole proprietorship

         The owner (3)

For this type of account Give name and EIN of:

6.       Sole proprietorship

         The owner (3)

7.       A valid trust, estate, or pension trust

         Legal entity (4)

8.       Corporate

         The corporation

9. Association, club, religious, charitable, educational, or another tax-exempt organization

         The organization

10.      Partnership

         The partnership

11.      A broker or registered nominee

         The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agriculture program payments.

         The public entity

FOOTNOTES:

(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.